EXHIBIT 10.29

NOTICE OF CONVERSION

The undersigned Lender hereby irrevocably elects, as of the date written below (“Date of Conversion”), to convert (the “Conversion”) the entire $59,000 amount of the debt for advances by the Lender to Progreen Properties, Inc. (the “Company”), in July, 2015 (the “Debt”), into 59,000 shares (the “Shares”) of Series A Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of the Company, and upon issuance of the Shares to the Lender as provided below, the Debt and all unpaid accrued interest thereon shall be paid in full. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned hereby requests that the Company issue the Shares in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:__________________________________________________________________________

Address:________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Debt shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Date of Conversion: February 9, 2016

Principal Amount of the Debt: $59,000

Accrued Interest on Debt as of Date of Conversion: NA

Number of Shs. of Preferred Stock to be Issued in Conversion: 59,000

Signature: /s/ Ulf Telander

Name:______________________________________

Address:____________________________________

The Company shall issue and deliver the Shares not later than five business days following receipt of this Notice.